Exhibit 99.1

Pioneering the Science of Time Cyndi N. Systemic mastocytosis patient

Forward - looking statements 2 This presentation contains forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995 , as amended . The words "aim," "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . In this presentation, forward - looking statements include, without limitation, express or implied statements regarding plans, strategies, timelines and expectations for the current or future approved drugs and drug candidates of Blueprint Medicines Corporation (the “Company”), including timelines for marketing applications and approvals, the initiation of clinical trials or the results of ongoing and planned clinical trials and data publications ; the anticipated benefits of the Company’s ISM Symptom Assessment Form ; the Company’s scientific platform expansion plans ; the Company’s plans, strategies and timelines to nominate development candidates ; plans and timelines for additional marketing applications for avapritinib and pralsetinib and, if approved, commercializing avapritinib and pralsetinib in additional geographies or for additional indications ; the potential benefits of any of the Company’s current or future approved drugs or drug candidates in treating patients ; preliminary financial results ; and ௗ the Company’s ௗ financial performance, strategy, goals and anticipated milestones, business plans and focus . The Company has based these forward - looking statements on management's current expectations, assumptions, estimates and projections . If such expectations, assumptions, estimates and projections do not fully materialize or prove incorrect, the events or circumstances referred to in the forward - looking statements may not occur . While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward - looking statements . These risks and uncertainties include, without limitation, risks and uncertainties related to the impact of the COVID - 19 pandemic to the Company's business, operations, strategy, goals and anticipated milestones, including the Company's ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved drugs, and launching, marketing and selling current or future approved drugs ; the Company’s ability and plans in establishing a commercial infrastructure, and successfully launching, marketing and selling current or future approved products ; the Company’s ability to successfully expand the approved indications for AYVAKIT® /AYVAKYT® ( avapritinib ) and GAVRETO® ( pralsetinib ) or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future ; the delay of any current or planned clinical trials or the development of the Company's drug candidates or the licensed drug candidate ; the Company's advancement of multiple early - stage efforts ; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all ; the timing and results of preclinical and clinical studies for the Company's drug candidates, which may not support further development of such drug candidates or may impact the anticipated timing of data or regulatory submissions ; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials or marketing applications ; the Company's ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT, GAVRETO or any drug candidates it is developing ; the Company's ability to develop and commercialize companion diagnostic tests for any of the Company's current or future approved drugs or drug candidates ; the Company’s ability to successfully expand its operations and scientific platform and the costs thereof and the success of the Company's current and future collaborations, partnerships and licenses . These and other risks and uncertainties are described in greater detail under "Risk Factors" in the Company's filings with the Securities and Exchange Commission ("SEC"), including its most recent Annual Report on Form 10 - K, as supplemented by its most recent Quarterly Report on Form 10 - Q, and any other filings it has made or may make with the SEC in the future . The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that its expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished . The forward - looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise . Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements . This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk . Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation.

Blueprint Medicines is a global leader in precision therapy

AYVAKIT® avapritinib | tablets

GAVRETO® pralsetinib | 100mg capsules

Ongoing global collaboration with Roche and Genentech for the development and commercialization of GAVRETO

OUR FIRST DECADE OF ACHIEVEMENT

2 internally discovered medicines

FDA approved across **5** indications

within **10** years, and with

5 breakthrough therapy designations

BROAD AND GROWING PORTFOLIO WITH 10 PRECISION THERAPIES IN DEVELOPMENT

blueprint MEDICINES

AYVAKIT is approved for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations, and adult patients with advanced SM, including aggressive SM, SM with an associated hematologic neoplasm and mast cell leukemia. GAVRETO is approved for the treatment of adult patients with RET-fusion positive NSCLC, adult and pediatric patients with advanced or metastatic RET-mutant medullary thyroid cancer who require systemic therapy and adult, and pediatric patients with advanced or metastatic RET fusion-positive thyroid cancer who require systemic therapy and who are radioactive iodine-refractory. FDA, U.S. Food and Drug Administration; GIST, gastrointestinal stromal tumor; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis.

Not for promotional use.

3

Our path to potential transformative growth and an independent financial profile 4 YEAR END 2021 NEAR - TERM PLANS • 2022 - 2023 FUTURE GOALS • 2024 - 2025+ • AYVAKIT/AYVAKYT and GAVRETO approved with ongoing global expansion • A leading precision therapy research platform • Strong financial position with >$1B cash • Constellation of clinical data catalysts across strategic therapeutic areas • AYVAKIT launch in non - advanced systemic mastocytosis • Continued product revenue growth plus collaboration milestones and royalties • Broad portfolio of marketed medicines in precision oncology and hematology • Diversified research platform with unparalleled productivity • Independent financial profile Not for promotional use.

Our path to potential transformative growth and an independent financial profile 5 TODAY • 2020 - 2021 NEAR - TERM PLANS • 2022 - 2023 FUTURE GOALS • 2024 - 2025+ • AYVAKIT and GAVRETO approved with ongoing global geographic expansion • Leading precision therapy research platform • Strong financial position with >$1B cash • Constellation of clinical data catalysts across strategic therapeutic areas • AYVAKIT launch in non - advanced systemic mastocytosis • Continued product revenue growth plus collaboration milestones and royalties • Broad portfolio of marketed medicines in precision oncology and hematology • Diversified research platform with unparalleled productivity • Independent financial profile Not for promotional use. YEAR END 2021 • AYVAKIT/AYVAKYT and GAVRETO approved with ongoing global expansion • A leading precision therapy research platform • Strong financial position with >$1B cash

AYVAKIT launch update: strong performance with significant growth potential

AYVAKIT® avapritinib | tablets

~550 patients with GIST or advanced SM treated with commercial AYVAKIT in the U.S. to date

ANTICIPATED GROWTH CATALYSTS

- Obtain EMA decision for advanced SM in 1H 2022
- Report top-line registration-enabling PIONEER trial data in non-advanced SM in mid-2022
- Submit sNDA to FDA for non-advanced SM in 2H 2022

AYVAKIT GLOBAL REVENUE ($, MILLIONS)[1]



$21.2
$52.9
FY 2020
FY 2021(E)

ESTIMATED $20.0M AYVAKIT REVENUE IN Q4 2021[1]

blueprint MEDICINES

1. Includes unaudited AYVAKIT Q4 2021 revenue. Full Q4 and full-year 2021 financial results to be reported in February 2022. EMA, European Medicines Agency; FY, full-year; sNDA, supplemental New Drug Application.

Not for promotional use.

6

Breadth of early AYVAKIT prescribing for advanced SM in the U.S. 1. AYVAKIT usage based on analyses of available claims data using SM diagnosis codes and other features including prior thera pie s & prior AHN diagnoses. Treatment naïve share represents those without observed prior use of tyrosine kinase inhibitors or other cytoreductive therapies. Reported data represent estimation s o nly. 2. Includes estimated advanced SM demand volume post - approval. Circles represent individual accounts with size of circle representing estimated volume. ASM, aggressive SM; MCL, mast cell l euk emia; SM - AHN, SM with an associated hematologic neoplasm. 7 Subtype – use bar chart Previously treated Prevalent population vs newly diagnosed 55% VOLUME FROM ACADEMIC CENTERS & TEACHING HOSPITALS 45% VOLUME FROM COMMUNITY PRACTICES & CLINICS MCL SM-AHN ASM DISEASE SUBTYPES 1 PRIOR TREATMENT 1 PATIENT HISTORY 1 55% TREATMENT NAIVE 20% WITH FIRST OBSERVED SM DIAGNOSIS IN 2021 Not for promotional use. QUANTITATIVE VISUALIZATION OF INSTITUTIONS PRESCRIBING AYVAKIT 2 15% 45% 40% Over 180 healthcare providers have prescribed AYVAKIT for advanced SM since launch

Two years after our first approval, we’re bringing medicines to patients globally Updated as of January 1, 2022. Strategic partnerships include global collaboration with Roche and Genentech for GAVRETO, coll abo ration with CStone Pharmaceuticals for AYVAKIT and GAVRETO in Greater China, and distribution agreement with Neopharm Ltd. for AYVAKYT in Israel. 8 ~50 COUNTRIES WITH ≥1 APPROVAL OR MARKETING APPLICATION UNDER RE VIEW Not for promotional use. Blueprint Medicines Strategic partner

We’re primed to bring the promise of precision therapy to broad populations * Formerly LNG - 451. Figure is illustrative. 9 Upcoming wave of clinical data milestones has the potential to dramatically expand our impact OPPORTUNITY SIZE Not for promotional use. TIMING OF DATA CATALYSTS GAVRETO: RET+ NSCLC and thyroid cancer AYVAKIT: Advanced SM AYVAKIT / BLU - 263: Non - advanced SM AYVAKIT: PDGFRA exon 18 mutant GIST BLU - 945 / BLU - 701 / BLU - 451*: EGFR+ NSCLC BLU - 222: Breast, ovarian and other cyclin E aberrant cancers

Our path to potential transformative growth and an independent financial profile 10 YEAR END 2021 FUTURE GOALS • 2024 - 2025+ • AYVAKIT/AYVAKYT and GAVRETO approved with ongoing global expansion • A leading precision therapy research platform • Strong financial position with >$1B cash • Broad portfolio of marketed medicines in precision oncology and hematology • Diversified research platform with unparalleled productivity • Independent financial profile NEAR - TERM PLANS • 2022 - 2023 • Constellation of clinical data catalysts across strategic therapeutic areas • AYVAKIT launch in non - advanced systemic mastocytosis • Continued product revenue growth plus collaboration milestones and royalties Not for promotional use.

Pioneering the Science of Time Every day, we seek to transform science into more time for life. Time to be with families, time to be productive community members, time to feel the small moments of joy that shape our lives. SYSTEMIC MASTOCYTOSIS STRATEGIC THERAPEUTIC AREA Kristine G. Systemic mastocytosis patient

Systemic mastocytosis, a rare mast cell disease with high medical need

SYSTEMIC MASTOCYTOSIS SYMPTOMS



- Brain fog
- Pruritis, flushing and pigmented skin lesions
- Life-threatening organ infiltration and damage
- Unpredictable, life-threatening anaphylaxis
- Debilitating fatigue
- GI upset with vomiting, diarrhea and nausea

95% of SM cases driven by the KIT D816V mutation

ADVANCED SM[1]

6 months to 3.5 years median overall survival based on disease subtype

NON-ADVANCED SM[2]

30% had ≥1 emergency room visit in prior year

51% take ≥3 prescription medicines for SM

65% reported SM impacted their ability to work

90% feel SM controls their life to some extent

Worse physical functioning and mental health reported than patients with colorectal or lung cancer

1. Sperr WR, et al. Lancet Haematol, 2019. 2. Data from the TouchStone Survey presented at American Society of Hematology annual meeting in December 2020.

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Not for promotional use.

Avapritinib is a clinically validated, highly potent inhibitor of KIT D816V 1. Top - line EXPLORER and PATHFINDER data reported in September 2020. Data cutoff: May 27, 2020 for EXPLORER and June 23, 2020 fo r PATHFINDER, with response assessments per central review completed in September 2020. 2. Data reported at AAAAI Annual Meeting in March 2020. Data cuto ff: December 27, 2019. 13 REDUCED MAST CELL BURDEN IMPROVED DISEASE SYMPTOMS INDUCED DEEP AND DURABLE RESPONSES -100 -80 -60 -40 -20 0 20 M a x i m u m P e r c e n t C h a n g e f r o m B a s e l i n e BLU-285-2202BLU-285-2101 Study -50 -40 -30 -20 -10 0 10 Weeks I S M - S A F T o t a l S y m p t o m S c o r e m e a n % c h a n g e f r o m b a s e l i n e 0 4 8 12 16 avapritinib 25 mg (n=10) placebo (n=9) NON - ADVANCED SM 2 ADVANCED SM 1 Safety data support evaluation of chronic treatment ADVANCED SM 1 NON - ADVANCED SM 2 Not for promotional use.

Broad clinical strategy designed to address the spectrum of medical need in non-advanced SM

Avapritinib

- FDA breakthrough therapy designation granted for moderate to severe indolent SM

PIONEER

Phase 2 trial in non-advanced SM

PART 1 DOSE ESCALATION	REGISTRATIONAL PART 2	PRIMARY ENDPOINT FOR sNDA SUBMISSION
25 mg QD selected as RP2D	Fully enrolled N= ~200	Change in ISM-SAF TSS at 24 weeks

Plan to report top-line registration-enabling Part 2 data in mid-2022

BLU-263

- Next-generation KIT D816V inhibitor
- Opportunity to reach a broader population of patients with SM, based on potential for optimized risk-benefit profile

HARBOR

Phase 2/3 trial in non-advanced SM

PART 1 DOSE ESCALATION	REGISTRATIONAL PART 2	PRIMARY ENDPOINT FOR sNDA SUBMISSION
Now enrolling	Planned enrollment N= ~350	Change in ISM-SAF TSS at 24 weeks

Plan to present data in 2H 2022

ISM-SAF, indolent SM symptom assessment form; RP2D, recommended part 2 dose; TSS, total symptom score.

blueprint MEDICINES
14

Not for promotional use.

ISM-SAF is a patient-reported outcomes tool developed with input from SM patients, disease experts and global regulatory authorities

ISM-Symptom Assessment Form

- Clinical benefit measure and primary endpoint for PIONEER trial
- Designed with input from disease experts, patients and regulatory authorities to support regulatory approval[1]
- ISM-SAF produced reliable, construct-valid, sensitive scores when administered in PIONEER Part 1 to patients with indolent SM[2]

Symptom	Domains	Score
Abdominal pain	GI (0 – 30)	Scored 0 – 10 daily (24-hour recall) on a handheld device 0 is no symptoms 10 is worst Analyzed as a 14-day moving average
Diarrhea		
Nausea		
Spots	Skin (0 – 30)	
Itching		
Flushing		
Brain Fog	Neurocognitive (0 – 30)	
Headache		
Dizziness		
Bone pain		
Fatigue		

Total Symptom Score (0-110)

1. Taylor, et al. Orphanet J Rare Dis, 2021. 2. Padilla, et al. Orphanet J Rare Dis, 2021. GI, gastrointestinal.

15

Not for promotional use.

ISM - SAF TSS correlates with symptom and quality of life measures 1. Padilla, et al. Orphanet J Rare Dis, 2021. 2. Linaclotide and ruxolitinib prescribing information. 3. Data reported at AAAAI annual meeting in March 2020. Data cutoff: December 27, 2019. PGIS, Patient Global Impression of Symptom Severity; ORR, overall response rate. 16 ~30% reduction in ISM - SAF TSS • 30% reduction in TSS is correlated with 1 to 2 - point change on PGIS symptom questionnaire 1 • 2 - point reduction on PGIS is associated with change from severe to mild symptoms 2 ~30% difference in ORR versus placebo • Registration - enabling symptom assessment tools have shown ORR differences of ~15 - 40% versus placebo (e.g., linaclotide, ruxolitinib ) 2 Not for promotional use. C1 C2 C3 C4 C5 Visit -50 -40 -30 -20 -10 0 10 20 30 40 % c h a n g e f r o m b a s e l i n e 4.MC-QoL-All ava3.MC-QoL-Placebo 2.ISMSAF-All ava1.ISMSAF-Placebo4.MC-QoL-All ava 3.MC-QoL-Placebo2.ISMSAF-All ava1.ISMSAF-Placebo mean % change from baseline in TSS and MC-QoL - Ava group vs Placebo 0 4 8 12 16 Weeks MC - QoL – placebo ISM - SAF TSS – placebo ISM - SAF TSS – all AYVAKIT doses MC - QoL – all AYVAKIT doses Correlation from baseline to Week 16 • Pearson correlation co - efficient: 0.65 • Spearman correlation co - efficient: 0.69 PIONEER PART 1 DATA SHOW TSS CORRELATES WITH MC - QOL 3 CLINICALLY IMPORTANT TSS OUTCOMES

Significant initial target SM patient population, with high growth potential Major markets include U.S., France, Germany, Italy, Spain, the United Kingdom and Japan. Cohen S et al Br J Haematol (2014) 166(4):521 - 8 and World Bank Population data. Reported data represent estimations only. 17 1/3 DIAGNOSED 1/3 UNDIAGNOSED 1/3 MISDIAGNOSED Initial opportunity Growth opportunity 75,000 SM PATIENTS IN MAJOR MARKETS 5 - 10% ADVANCED SM 90 - 95% NON - ADVANCED SM Not for promotional use.

We're executing a comprehensive plan to accelerate SM patient identification

RAISE AWARENESS VIA EDUCATION

- Multiple ongoing healthcare provider and patient education programs designed to unmask signs and symptoms of disease

SUPPORT ACCESS TO TESTING

- Sponsored no-charge KIT D816V testing program with LabCorp Oncology now available for patients with suspected SM

GENERATE EVIDENCE

- PROSPECTOR screening study initiated to assess KIT D816V prevalence in patients with evidence of mast cell activation

ENHANCE TESTING INFRASTRUCTURE

- Highly sensitive blood-based KIT D816V testing is recommended and available at laboratories covering >80% of SM patients
- Ongoing community engagement to generate testing and treatment algorithms

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Not for promotional use.

Precision that Moves We help patients stay one step ahead with therapies that adapt to disease evolution. This includes solving for treatment resistance and intractable sites of progression, as well as pioneering innovative combinations to prolong benefit. LUNG CANCER STRATEGIC THERAPEUTIC AREA Diane L. Lung cancer patient

Significant medical needs in EGFR - driven non - small cell lung cancer 1. Datamonitor , SEER, Incidence and Prevalence Database, GBD 2019, WHO, IARC, RKI, Cancer Research UK, Siegel 2015 CA Cancer J Res, Sonoda 2019 Cancer Manag Res. 2. Riess 2018 J Thorac Oncol. CNS, central nervous system; Del, deletion; Ins, insertion. 20 47% 32% 12% 9% Exon 19 del L858R Exon 20 ins Other rare 22% 15% 45% 45% 0% 15% 30% 45% US EU Japan China Estimated EGFR mutation rates in NSCLC adenocarcinoma Frequency of activating EGFR mutations in a recent U.S. multi - center study EGFR MUTATIONS ARE THE SECOND MOST COMMON ONCOGENIC DRIVER IN NSCLC 1 >90% OF ACTIVATING EGFR MUTATIONS ARE EXON 19 DELETIONS, L858R OR EXON 20 INSERTIONS 2 EXON 19 DELETION & L858R • Treatment resistance is a major issue, and no therapies are approved post osimertinib • CNS is a common site of progression EXON 20 INSERTION MUTATIONS • All approved and investigational therapies have important safety, efficacy and/or CNS activity limitations Not for promotional use.

Commercial foundation in RET+ NSCLC, with a comprehensive EGFR pipeline NSCLC, non - small cell lung cancer; IND, investigational new drug application. *Based on preclinical models. 21 Therapeutic targets Program status • RET fusions and predicted resistance mutations • Approved for first - line treatment of metastatic RET fusion+ NSCLC in the US and EU BLU - 945 • EGFR L858R or exon 19 deletion plus on - target resistance mutations • Phase 1/2 SYMPHONY trial enrolling BLU - 701 • EGFR L858R or exon 19 deletion plus on - target resistance mutations • Highly brain penetrant* • Phase 1/2 HARMONY trial enrolling BLU - 451 (formerly LNG - 451) • EGFR exon 20 insertion mutations • Highly brain penetrant* • IND submitted to FDA COMPLETED ACQUISITION OF LENGO THERAPEUTICS IN DECEMBER 2021 Not for promotional use.

BLU-945 and BLU-701 designed to provide broad coverage of EGFR mutations

T790M & C797S: MOST COMMON ON-TARGET RESISTANCE TO 1G AND 3G, RESPECTIVELY

	*EGFR mutational coverage**	*Gefitinib*	*Osimertinib*	*BLU-701*	*BLU-945*	*BLU-701 + osimertinib*	*BLU-945 + osimertinib*	*BLU-701 + BLU-945*
1L	L858R	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
1L	ex19del	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
2L	L858R or ex19del / T790M	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
2L	L858R or ex19del / C797S	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	10 nM< IC_{50} ≤50 nM	IC_{50} ≤10 nM	10 nM< IC_{50} ≤50 nM	IC_{50} ≤10 nM
3L	L858R or ex19del / T790M / C797S	IC_{50} >50 nM	IC_{50} >50 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM

IC_{50} ≤10 nM   10 nM< IC_{50} ≤50 nM IC_{50} >50 nM

* Based on biochemical IC_{50}. 1L, first line; 2L, second line; 3L, third line; 1G, first generation; 3G, third generation; 4G, fourth generation; nM, nanomolar.

22

Not for promotional use.

BLU - 945: potential first - in - class triple - mutant EGFR inhibitor, with exceptional wild - type EGFR selectivity to enable combinations Data presented at AACR 2021 Annual Meeting. 1. Cellular inhibition IC 50 ( nM ) in NCI - H1975 (EGFR double mutant) and Ba/F3 (EGFR triple mutant) cell lines. 2. Cellular inhibition IC 50 in A431 (wild - type EGFR) cell line. Wild - type EGFR selectivity shading: green = >50 nM ; yellow = >10 nM , ≤50 nM. PDX, patient - derived xenograft. 23 BLU - 945 gefitinib osimertinib L858R/T790M 1.2 4679.8 4.7 ex19del/T790M/C797S 4.4 4864.7 >10000 L858R/T790M/C797S 2.9 6707.7 7754.6 POTENCY ON RESISTANCE MUTANTS 1 Wild - type EGFR 544.4 16.5 115.9 ANTI - TUMOR ACTIVITY ALONE AND IN COMBINATION WITH OSIMERTINIB Ex19del/T790M/C797S triple mutant PDX model WILD - TYPE SELECTIVITY 2 10 20 30 Days post treatment initiation Vehicle Osimertinib, 25 mg/kg QD BLU - 945, 100 mg/kg BID BLU - 945, 100 mg/kg BID + osimertinib , 5 mg/kg QD » BLU - 945 demonstrated robust CNS activity in preclinical models Not for promotional use.

BLU - 701: potential best - in - class coverage of activating EGFR mutations, plus C797S osimertinib - resistant mutants Data presented at AACR 2021 Annual Meeting. 1. Cellular inhibition IC 50 ( nM ) in Ba/F3 cell lines. 2. Cellular inhibition IC 50 in A431 (wild - type EGFR) cell line. Wild - type EGFR selectivity shading: green = >50 nM ; yellow = >10 nM , ≤50 nM. PO, oral administration. CDX, cell - line derived xenograft. 24 BLU - 701 gefitinib osimertinib ex19del 3.3 4.6 5.0 L858R 3.3 4.2 10.3 ex19del/C797S 1.8 6.1 >8000 L858R/C797S 3.3 3.8 >7000 POTENCY ON ACTIVATING & RESISTANCE MUTANTS 1 SINGLE AGENT ANTI - TUMOR ACTIVITY Wild - type EGFR 107.3 16.6 113.6 L858R/C797S double - mutant CDX model WILD - TYPE SELECTIVITY 2 Not for promotional use.

BLU - 701 plasma and brain concentrations are comparable in preclinical models, suggesting significant brain penetration Data presented at AACR 2021 Annual Meeting. 25 Compound IV infusion Kp u,u (C ss ) a BLU - 701 0.98 Gefitinib 0.11 Osimertinib 0.30 Not for promotional use. Concentration (ng/mL or ng/g) Mean ± SD PC9 ex19del IC 90 10000 1000 100 10 1 0.1 0 4 8 12 16 20 24 Time (hours) Plasma (total) Plasma (unbound) Brain dialysate (unbound) BLU - 701 30 MG/KG ACHIEVED CONCENTRATIONS ABOVE IC 90 IN PLASMA AND BRAIN DIALYSATE

Ongoing clinical programs designed to rapidly explore combination therapies RP2D, recommended Phase 2 dose. 26 Now enrolling RP2D Registrational 3L monotherapy Combo with osimertinib Now enrolling RP2D Registrational 2L monotherapy Combo with BLU - 945 Combo with osimertinib Additional combos with other agents PHASE 2 EXPANSION (PLANNED) PHASE 1 DOSE ESCALATION Phase 1/2 trial of BLU - 945 • Initial data expected in 1H 2022 Phase 1/2 trial of BLU - 701 • Initial data expected in 2H 2022 Not for promotional use. PLAN TO RAPIDLY INITIATE COMBINATION COHORTS BASED ON INITIAL PH ASE 1 DATA Additional combos with other agents PHASE 2 EXPANSION (PLANNED) PHASE 1 DOSE ESCALATION

BLU - 451: a potential best - in - class EGFR exon 20 precision therapy 27 Potent inhibition of all common EGFR exon 20 insertion variants Highly selective over wild - type EGFR and off - target kinases Oral administration , with well - characterized preclinical pharmacology Brain penetrant with robust activity in a preclinical intracranial model BLU - 451 PRECLINICAL PROFILE HAS POTENTIAL TO TRANSLATE INTO IMPROVED SAFETY AND EFFICACY, INCLUDING IN PATIENTS WITH BRAIN M ETASTASES Not for promotional use.

Preclinical data show BLU - 451 is highly selective, potent and CNS penetrant 28 Lengo Therapeutics data on file. WT EGFR lines comprise A431, H2073, and Ba/F3 WT EGFR cells. In vivo efficacy demonstrated in LU0387 PDX model. Not for promotional use. PLAN TO PRESENT DETAILED PRECLINICAL DATA FOR BLU - 451 IN 1H 2022 HIGHLY SELECTIVE OVER WILD - TYPE EGFR (ENZYME ACTIVITY IC50, NM ) BLU - 451 WT EGFR 1,630 SVD 53 ASV 78 NPH 75 FQEA 61 NPG 7 EGFR Exon 20 insertion variants ROBUST ANTI - TUMOR ACTIVITY IN AN EGFR EXON 20 MODEL 0 200 400 600 800 1000 1200 0 5 10 15 Tumor Volume (mm³) Study Days Vehicle BLU - 451 (10 mg/kg) BLU - 451 (50 mg/kg) HIGHLY CNS PENETRANT: KP U,U = 0.66

Broad EGFR - driven NSCLC franchise strategy with paths to first - line setting C797X comprises multiple variants including C797S. 29 ADDRESS TREATMENT - RESISTANT, BIOMARKER - DRIVEN POPULATIONS GROW INTO 1L SETTING L858R / EX19DEL + T790M + C797X L858R / EX19DEL + C797X CNS+ DISEASE MULTIPLE COMBINATIONS EXON 20 INSERTIONS INITIATED STRATEGIC COLLABORATION FOR BLU - 701 & BLU - 945 WITH ZAI LAB IN GREATER CHINA IN Q4 2021 Not for promotional use.

The Urgency of Now We are constantly on the move, relentless in our determination to accelerate development of new therapies, expedite clinical trials and quickly bring approved medicines to patients worldwide. ADDITIONAL PIPELINE PROGRAMS Rob T. Advanced cancer patient

Aberrant cyclin E unleashes cellular proliferation

CDK-CYCLIN COMPLEXES
REGULATE THE CELL CYCLE


CDK1
Cyclin A/B
M
CELL
DIVISION
G1
G2
DNA
SYNTHESIS
S
CDK4/6
Cyclin D
CDK2
Cyclin E
CDK2
Cyclin A

ABERRANT CYCLIN E (CCNE1)
DRIVES PROLIFERATION


CDK2
CCNE
Rb
E2Fs
S-PHASE
GENES: OFF
HEALTHY
CELL REGULATION
CDK2
CCNE
P
Rb
E2Fs
S-PHASE
GENES: ON
CANCER CELL
PROLIFERATION

Aberrant CCNE hyperactivates CDK2, dysregulating Rb protein phosphorylation and E2F transcription factor activation of S-phase genes, resulting in cancer cell proliferation

E2F, E2F transcription factor; P, phosphorylation; Rb, retinoblastoma protein.

31

Not for promotional use.

Aberrant CCNE is a disease driver in multiple cancers 1. CCNE1 amplification frequency represented as percentage of total patient samples. Data from the National Cancer Institute’ s T he Cancer Genome Atlas Program (www.cancer.gov/tcga). 2. Turner, et al. Cyclin E1 expression and palbociclib efficacy in previously treated hormone receptor - positive metastatic breast cancer. J Clin Oncol, 2019. 32 0% 10% 20% 30% 40% Breast invasive carcinoma Lung adenocarcinoma Lung squamous cell carcinoma Uterine corpus endometrial carcinoma Esophageal adenocarcinoma Stomach adenocarcinoma Ovarian serous cystadenocarcinoma Uterine carcinosarcoma REPRESENTATIVE TUMOR TYPES BY CCNE1 AMPLIFICATION FREQUENCY 1 Not for promotional use. LOWER PFS IN PALBOCICLIB - TREATED HR+ BREAST CANCER WITH HIGH CCNE1 2 PALBOCICLIB + FULVESTRANT Low CCNE1 High CCNE1 PLACEBO Low CCNE1 High CCNE1 PFS (%) Time (months)

Our highly selective and potent CDK2 inhibitors spare CDK anti - targets Data presented at AACR 2021 Annual Meeting. 33 ENZYME ACTIVITY IC 50 ( NM ) Kinome S (10) CDK2 CDK1 CDK4 CDK6 CDK7 CDK9 BLU0298 0.045 2.6 233.6 377.4 275.2 6941.2 6115.1 BLU1954 0.055 0.2 110.1 114.5 190.6 3928.9 849.1 BLU2256 0.040 0.1 152.9 116.9 393.2 4826.4 9063.2 KEY ANTI - TARGETS ASSOCIATED TOXICITIES: Gastrointestinal Hematologic Not for promotional use.

Selective CDK2 inhibition led to sustained anti - tumor activity in CCNE1 - amplified in vivo models Data presented at AACR 2021 Annual Meeting. BID, twice daily. 34 Vehicle BLU2256 5 mg/kg BID Not for promotional use. Days 1600 0 0 1400 1200 1000 800 600 400 200 4 8 12 16 20 24 28 Dosing Tumor volume (mm 3 ) Mean ± SEM HCC1569 (BREAST CANCER) 900 0 0 Days 800 700 600 500 400 300 200 3 6 9 12 15 18 21 100 Dosing Tumor volume (mm 3 ) Mean ± SEM MKN1 (GASTRIC CANCER) Tumor volume (mm 3 ) Mean ± SEM Days 2200 2000 1800 1600 1400 1200 1000 800 600 400 200 0 0 4 8 12 16 20 24 28 Dosing OVCAR - 3 (OVARIAN CANCER) PLAN TO PRESENT ADDITIONAL PRECLINICAL DATA FOR BLU - 222 IN 1H 20 22

On track to initiate broad BLU-222 clinical development program

Vela

PHASE 1/2 TRIAL OF BLU-222 IN CCNE1 ABERRANT CANCERS

PHASE 1 DOSE ESCALATION

Multiple dose cohorts → RP2D

- Safety
- Preliminary clinical activity
- Patient selection strategy

PHASE 2 EXPANSION

- Monotherapy – CCNE1 tumor(s) with accelerated development path
- Monotherapy – multiple other CCNE1 tumors (basket cohort)
- Combo with chemotherapy – multiple CCNE1 tumors
- Combo with CDK4/6i + ER antagonist – ER+/HER2- breast cancer

PLAN TO INITIATE VELA TRIAL OF BLU-222 IN Q1 2022

blueprint MEDICINES

CCNE1, cyclin E; CDK4/6i, CDK4/6 inhibitor; ER, estrogen receptor.

Not for promotional use.

35

Planned research platform expansion to drive innovation & expanded productivity 36 KINASE PLATFORM KINASE PLATFORM NEW PLATFORMS INTEGRATED PLATFORM CURRENT CAPABILITIES OTHER PRECISION MEDICINE UNPARALLELED PRODUCTIVITY COMPLEMENTARY & SCALABLE NEW TARGET CLASSES LIBRARY & NEW TARGET DISCOVERY EXPANSION Consolidate small molecule precision medicine platforms with combination of internal and external innovation TODAY TOMORROW FUTURE Not for promotional use.

		DISCOVERY	EARLY-STAGE DEVELOPMENT	LATE-STAGE DEVELOPMENT	REGULATORY SUBMISSION	APPROVED
Hematologic disorders	AYVAKIT ® (avapritinib): KIT	Advanced SM[1,2]			MAA	U.S.
		Non-advanced SM[1]				
	BLU-263: KIT	Non-advanced SM				
Genomically defined cancers	AYVAKIT ® (avapritinib): PDGFRA	PDGFRA GIST[1,3,4]				U.S., Europe
	GAVRETO ® (pralsetinib): RET	RET+ NSCLC[1,3,5,6]				U.S., Europe
		RET+ thyroid cancer[1,3,5,7]			MAA	U.S.
		Other RET+ solid tumors[1,3,5]				
	Fisogatinib: FGFR4	Advanced HCC (+/- sugemalimab)[1]				
	BLU-701: EGFR	EGFR+ NSCLC[3,8]				
	BLU-945: EGFR	EGFR+ NSCLC[3,8]				
	BLU-451: EGFR exon 20 insertions	EGFR+ NSCLC[3]				
	BLU-222: CDK2	Cyclin E aberrant cancers				
Cancer immunotherapy	BLU-852: MAP4K1	Advanced cancers[9]				
	Multiple undisclosed research programs					

ongoing or completed
planned

1. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. 2. Approved in the U.S. for the treatment of adults with advanced SM, including aggressive SM, SM with an associated hematologic neoplasm and mast cell leukemia. 3. Unresectable or metastatic disease. 4. Approved in the U.S. for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Received conditional marketing authorization in Europe under the brand name AYVAKYT® for the treatment of adults with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 5. In collaboration with Roche. Blueprint Medicines and Roche have co-exclusive rights to develop and commercialize pralsetinib in the U.S., and Roche has exclusive rights to develop and commercialize pralsetinib outside the U.S., excluding the CStone territory. 6. Received accelerated approval in the U.S. for the treatment of adults with metastatic RET fusion-positive NSCLC. Continued approval may be contingent on a confirmatory trial. Received conditional marketing authorization in Europe for the treatment of adults with advanced RET fusion-positive NSCLC not previously treated with a RET inhibitor. 7. Received accelerated approval in the U.S. for the treatment of patients with advanced or metastatic RET-mutant medullary thyroid cancer and RET fusion-positive thyroid cancer. Continued approval may be contingent on confirmatory trials. 8. Zai Lab has exclusive rights to develop and commercialize BLU-701 and BLU-945 in Mainland China, Hong Kong, Macau and Taiwan. 9. In collaboration with Roche. Blueprint Medicines and Roche are conducting activities for up to two programs under the collaboration, including the program targeting MAP4K1. For one of the programs, Blueprint Medicines has U.S. commercial rights and Roche has ex-U.S. commercialization rights. For one of the programs, Roche has worldwide commercialization rights. GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; MAA, marketing authorization application; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis.

Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation.

Updated as of January 10, 2022.

37

Not for promotional use.

A breadth of planned value - driving milestones across our portfolio 38 Expand SM leadership • Obtain EMA approval and launch AYVAKYT in advanced SM in Europe in 1H 2022 • Report topline registration - enabling PIONEER Part 2 trial data for AYVAKIT in non - advanced SM in mid - 2022 • Submit sNDA to the FDA for AYVAKIT in non - advanced SM in 2H 2022 • Present data from the HARBOR trial of BLU - 263 in non - advanced SM in 2H 2022 Advance programs toward registration • Present preclinical data for the combination of BLU - 945 and BLU - 701 in EGFR - driven NSCLC in 1Q 2022 • Present initial SYMPHONY trial data for BLU - 945 in EGFR - driven NSCLC in 1H 2022 • Present initial HARMONY trial data for BLU - 701 in EGFR - driven NSCLC in 2H 2022 • Initiate Phase 1/2 trial of BLU - 451 in Exon 20 insertion positive NSCLC in 1Q 2022 • Present preclinical data for BLU - 451 in Exon 20 insertion positive NSCLC in 1H 2022 • Initiate VELA trial of BLU - 222 in cyclin - E aberrant cancers in 1Q 2022 • Present additional preclinical data for BLU - 222 in cyclin - E aberrant cancers in 1H 2022 • Submit additional marketing applications for GAVRETO for RET - altered NSCLC and thyroid cancers across multiple global geographies in 2022, via ongoing Roche collaboration Grow R&D pipeline • Nominate two new development candidates in 2022 • Share the company’s precision therapy research vision, including scientific platform expansion plans, at an R&D Day in 2H 2022 Not for promotional use.

Our path to potential transformative growth and an independent financial profile 39 YEAR END 2021 NEAR - TERM PLANS • 2022 - 2023 • AYVAKIT/AYVAKYT and GAVRETO approved with ongoing global expansion • A leading precision therapy research platform • Strong financial position with >$1B cash • Constellation of clinical data catalysts across strategic therapeutic areas • AYVAKIT launch in non - advanced systemic mastocytosis • Continued product revenue growth plus collaboration milestones and royalties FUTURE GOALS • 2024 - 2025+ • Broad portfolio of marketed medicines in precision oncology and hematology • Diversified research platform with unparalleled productivity • Independent financial profile Not for promotional use.